                                                                      Exhibit 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:         1/1/2004
COLLECTION PERIOD ENDING:           1/31/2004
PREV. DISTRIBUTION/CLOSE DATE:      1/12/2004
DISTRIBUTION DATE:                  2/12/2004
DAYS OF INTEREST FOR PERIOD:               31
DAYS OF COLLECTION PERIOD                  31
MONTHS SEASONED:                           11

                                                                       ORIGINAL
PURCHASES             UNITS       CUT-OFF DATE    CLOSING DATE        POOL BALANCE
---------             -----       ------------    ------------     -----------------
INITIAL PURCHASE      65,308        2/28/2003      3/26/2003        1,001,149,138.34
SUB. PURCHASE #1
SUB. PURCHASE #2
                      ------        ---------      ---------       -----------------
TOTAL                 65,308                                        1,001,149,138.34
                      ------        ---------      ---------       -----------------

I.    ORIGINAL DEAL PARAMETERS

                                                           DOLLAR AMOUNT      # OF CONTRACTS
                                                        ------------------    --------------
        Original Portfolio :                            $ 1,001,149,138.34        65,308

                                                                                              LEGAL FINAL
        Original Securities:                              DOLLAR AMOUNT          COUPON        MATURITY
        --------------------                            -----------------        -------      -----------
            Class A-1 Notes                             $  200,000,000.00        1.25000%      4/12/2004
            Class A-2-A Notes                              177,000,000.00        1.59000%      5/12/2006
            Class A-2-B Notes                              100,000,000.00        Floating      5/12/2006
            Class A-3 Notes                                228,000,000.00        Floating      7/12/2007
            Class A-4 Notes                                206,000,000.00        Floating      9/12/2009
            Class B Notes                                   90,149,138.00        8.00000%      9/12/2009
                                                        -----------------
               Total                                    $1,001,149,138.00

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

(1)   Beginning of period Aggregate Principal Balance                                     (1) 757,886,712.84
                                                                                             ---------------
(2)   Subsequent Receivables Added                                                        (2)             --
                                                                                             ---------------
      Monthly Principal Amounts

        (3)   Principal Portion of Scheduled Payments Received      (3) 10,593,402.52
                                                                       --------------
        (4)   Principal Portion of Prepayments Received             (4)  9,410,854.72
                                                                       --------------
        (5)   Principal Portion of Liquidated Receivables           (5)  7,181,865.41
                                                                       --------------
        (6)   Aggregate Amount of Cram Down Losses                  (6)            --
                                                                       --------------
        (7)   Other Receivables adjustments                         (7)            --
                                                                       --------------
        (8)   Total Principal Distributable Amounts                                       (8)  27,186,122.65
                                                                                             ---------------
(9)   End of Period Aggregate Principal Balance                                           (9) 730,700,590.19
                                                                                             ===============
(10)  Pool Factor  (Line 9 / Original Pool Balance)                                      (10)        72.9862%
                                                                                             ===============

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                              ----------------------------------------------------------------------------------------------
                                CLASS A-1      CLASS A-2-A    CLASS A-2-B      CLASS A-3       CLASS A-4       CLASS B
                              ----------------------------------------------------------------------------------------------
(11)   Original Note Balance  $200,000,000.00  177,000,000.00 100,000,000.00  228,000,000.00  206,000,000.00  90,149,138.00
                              ----------------------------------------------------------------------------------------------
(12)   Beginning of period
       Note Balance                      0.00  144,003,519.53  81,357,920.64  228,000,000.00  206,000,000.00  33,378,934.23
                              ----------------------------------------------------------------------------------------------
(13)   Noteholders' Principal
       Distributable Amount              0.00   15,113,325.01   8,538,601.70              --              --   7,764,780.91
(14)   Class A Noteholders'
       Accelerated Principal
       Amount                              --              --             --              --              --
(15)   Class A Noteholders'
       Principal Carryover
       Amount                              --              --             --              --              --
(16)   Policy Claim Amount                 --              --             --              --              --
                              ----------------------------------------------------------------------------------------------
(17)   End of period Note
       Balance                             --  128,890,194.52  72,819,318.94  228,000,000.00  206,000,000.00  25,614,153.32
                              ==============================================================================================
(18)   Note Pool Factors
       (Line 17 / Line 11)             0.0000%        72.8193%       72.8193%       100.0000%       100.0000%       28.4131%
                              ----------------------------------------------------------------------------------------------
(19)   Class A Noteholders'
       Ending Note Balance     635,709,513.47
(20)   Class B Noteholders'
       Ending Note Balance      25,614,153.32
(21)   Class A Noteholders'
       Beginning Note Balance  659,361,440.17
(22)   Class B Noteholders'
       Beginning Note Balance   33,378,934.23
(23)   Total Noteholders
       Principal Distribution
       for Collection Period    31,416,707.61
(24)   Total Noteholders
       Interest Distribution
       for Collection Period     1,013,395.74
                              ------------------
                                   TOTAL
                              ------------------
(11)   Original Note Balance  $ 1,001,149,138.00
                              ------------------
(12)   Beginning of period
       Note Balance               692,740,374.40
                              ------------------
(13)   Noteholders' Principal
       Distributable Amount        31,416,707.61
(14)   Class A Noteholders'
       Accelerated Principal
       Amount                                 --
(15)   Class A Noteholders'
       Principal Carryover
       Amount                                 --
(16)   Policy Claim Amount                    --
                              ------------------
(17)   End of period Note
       Balance                    661,323,666.79
                              ==================
(18)   Note Pool Factors
       (Line 17 / Line 11)               66.0565%
                              ------------------
(19)   Class A Noteholders'
       Ending Note Balance
(20)   Class B Noteholders'
       Ending Note Balance
(21)   Class A Noteholders'
       Beginning Note Balance
(22)   Class B Noteholders'
       Beginning Note Balance
(23)   Total Noteholders
       Principal Distribution
       for Collection Period
(24)   Total Noteholders
       Interest Distribution
       for Collection Period

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

  (25)   Total Monthly Principal Collection Amounts                                                           (25) 27,186,122.65
                                                                                                                  --------------
  (26)   Required Pro Forma Class A Note Balance (87% x Line 9)                         (26) 635,709,513.47
                                                                                             --------------
  (27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                              (27) 632,175,317.52
                                                                                             --------------
  (28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                             (28)   3,534,195.95         3,534,195.95
                                                                                             --------------       --------------
  (29)   Principal Distribution Amount (Line 25 - Line 28)                                                    (29) 23,651,926.70
                                                                                                                  ==============

V.    RECONCILIATION OF COLLECTION ACCOUNT:

    AVAILABLE FUNDS

    (30)  Interest Collections                                                          (30) 12,107,687.68
                                                                                            --------------
    (31)  Repurchased Loan Proceeds Related to Interest                                 (31)            --
                                                                                            --------------
    (32)  Principal Collections                                                         (32) 10,593,402.52
                                                                                            --------------
    (33)  Prepayments in Full                                                           (33)  9,410,854.72
                                                                                            --------------
    (34)  Prepayments in Full Due to Administrative Repurchases                         (34)            --
                                                                                            --------------
    (35)  Repurchased Loan Proceeds Related to Principal                                (35)            --
                                                                                            --------------
    (36)  Collection of Supplemental Servicing - Extension and Late Fees                (36)    306,540.55
                                                                                            --------------
    (37)  Collection of Supplemental Servicing - Repo and Recovery Fees Advanced        (37)            --
                                                                                            --------------
    (38)  Liquidation Proceeds                                                          (38)  2,002,424.73
                                                                                            --------------
    (39)  Recoveries from Prior Month Charge-Offs                                       (39)    281,513.90
                                                                                            --------------
    (40)  Investment Earnings - Collection Account                                      (40)     16,243.32
                                                                                            --------------
    (41)  Investment Earnings - Spread Account                                          (41)     18,407.29
                                                                                            --------------
    (42)  Proceeds from Swap Agreement                                                  (42)            --
                                                                                            --------------
    (43)  Total Available Funds                                                                               (43) 34,737,074.71
                                                                                                                  --------------

    DISTRIBUTIONS:

    (44)  Base Servicing Fee - to Servicer                                              (44)  1,421,037.59
                                                                                            --------------
    (45)  Payment to Swap Provider                                                      (45)    498,614.68
                                                                                            --------------
    (46)  Supplemental Servicing Fee - to Servicer                                      (46)    481,267.86
                                                                                            --------------
    (47)  Indenture Trustee Fees                                                        (47)        250.00
                                                                                            --------------
    (48)  Owner Trustee Fees                                                            (48)            --
                                                                                            --------------
    (49)  Backup Servicer Fees                                                          (49)            --
                                                                                            --------------

      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

     --------------------------------------------------------------------------------------------------------
                                            BEGINNING     INTEREST   INTEREST                      CALCULATED
              CLASS        NOTE BALANCE     CARRYOVER      RATE       DAYS         DAYS BASIS       INTEREST
     --------------------------------------------------------------------------------------------------------
     (50)   Class A-1               0.00       --         1.25000%      31        Act.Days/360           0.00  (50)        0.00
                                                                                                                   -------------
     (51)   Class A-2-A   144,003,519.53       --         1.59000%      30           30/360        190,804.66  (51)   190,804.66
                                                                                                                   -------------
     (52)   Class A-2-B    81,357,920.64       --         1.20000%      31        Act.Days/360      84,069.85  (52)    84,069.85
                                                                                                                   -------------
     (53)   Class A-3     228,000,000.00       --         1.30000%      31        Act.Days/360     255,233.33  (53)   255,233.33
                                                                                                                   -------------
     (54)   Class A-4     206,000,000.00       --         1.47000%      31        Act.Days/360     260,761.67  (54)   260,761.67
                                                                                                                   -------------
     (55)    Class B       33,378,934.23       --         8.00000%      30           30/360        222,526.23  (55)   222,526.23
                                                                                                                   -------------
     --------------------------------------------------------------------------------------------------------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

     -----------------------------------------------------------------------------------------
                           PRINCIPAL    PRINCIPAL    EXCESS      MANDATORY          TOTAL
              CLASS       DISTRIBUTION  CARRYOVER  PRIN. DUE  NOTE PREPAYMENT     PRINCIPAL
     -----------------------------------------------------------------------------------------
     (56)   Class A-1              0.00    --         --            --     --            0.00 (56)           0.00
                                                                                                  ---------------
     (57)   Class A-2-A   15,113,325.01    --         --            --     --   15,113,325.01 (57)  15,113,325.01
                                                                                                  ---------------
     (58)   Class A-2-B    8,538,601.70    --         --            --     --    8,538,601.70 (58)   8,538,601.70
                                                                                                  ---------------
     (59)   Class A-3                --    --         --            --     --              -- (59)             --
                                                                                                  ---------------
     (60)   Class A-4                --    --         --            --     --              -- (60)             --
                                                                                                  ---------------
     (61)    Class B                 --    --         --            --     --              -- (61)             --
                                                                                                  ---------------
     -----------------------------------------------------------------------------------------
     (62)  Insurer Premiums - to AMBAC                                                        (62)     116,547.00
                                                                                                  ---------------
     (63)  Total Distributions                                                                                    (63) 27,183,039.58
                                                                                                                      --------------
(64) Excess Available Funds (or Premium Claim Amount)                                                             (64)  7,554,035.13
                                                                                                                      --------------
(65) Deposit to Spread Account to Increase to Required Level                                                      (65)            --
                                                                                                                      --------------
(66) Amount available for Noteholders' Accelerated Principle Amount                                               (66)            --
                                                                                                                      --------------
(67) Amount available for Deposit into the Note Distribution Account                                              (67)  7,554,035.13
                                                                                                                      --------------

VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

 (68)  Excess Available Funds After Amount to Increase Spread to Required
       Level (Line 64 - Line 65)                                                              (68)   7,554,035.13
                                                                                                  ---------------
 (69)  Spread Account Balance in Excess of Required Spread Balance                            (69)     210,745.78
                                                                                                  ---------------
 (70)  Total Excess Funds Available                                                           (70)   7,764,780.91
                                                                                                  ---------------
 (71)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                      (71) 632,175,317.52
                                                                                                  ---------------
 (72)  Required Pro Forma Class A Note Balance (87% x Line 9)                                 (72) 635,709,513.47
                                                                                                  ---------------
 (73)  Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)                  (73)             --
                                                                                                  ---------------
 (74)  Lesser of (Line 72) or (Line 73)                                                       (74)             --
                                                                                                  ---------------
 (75)  Accelerated Principal Amount (Lesser of Line 70 or 74)                                                     (75)            --
                                                                                                                      --------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


VII.  RECONCILIATION OF SPREAD ACCOUNT:

                                                                INITIAL DEPOSIT                                  TOTAL
                                                                ---------------                                  -----
 (76)   INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS            30,034,474.15                                 30,034,474.15
                                                                --------------
 (77)   BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                       (77)  22,736,601.39
        ADDITIONS TO SPREAD ACCOUNT                                                                          ---------------

     (78)   Deposit from Collection Account (Line 65)                               (78)           --
                                                                                         ------------
     (79)   Investments Earnings                                                    (79)    18,407.29
                                                                                         ------------
     (80)   Deposits Related to Subsequent Receivables
            Purchases                                                               (80)           --
                                                                                         ------------
     (81)   Total Additions                                                                              (81)      18,407.29
                                                                                                             ---------------
            SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                             (82)  22,755,008.68
            AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                            ---------------

     (83)   3% of the Ending Pool Balance (3% x Line 9)                             (83) 21,921,017.71
                                                                                        --------------
     (84)   Floor Amount (2.25% of Original Pool Balance)        22,525,855.61      (84) 22,525,855.61
                                                                --------------          --------------
     (85)   If a Spread Cap Event exists then 6% of the
            Ending Pool Balance                                             --      (85)            --
                                                                --------------          --------------
     (86)   If a Trigger Event exists then an unlimited
            amount as determined by the Controlling Party                           (86)            --
                                                                                        --------------
     (87)   Spread Account Requirement                                                                    (87) 22,525,855.61
                                                                                                              --------------
            WITHDRAWALS FROM SPREAD ACCOUNT

     (88)   Withdrawal pursuant to Section 5.1(b)
            (Transfer Investment Earnings to the
            Collection Account)                                                     (88)     18,407.29
                                                                                        --------------
     (89)   Withdrawal pursuant to Section 5.7
            (Spread Account Draw Amount)                                            (89)            --
                                                                                        --------------
     (90)   Withdrawal pursuant to Section 5.7(b)(xiv)
            (Other unpaid amounts owed to the Insurer)                              (90)            --
                                                                                        --------------
     (91)   Withdrawal pursuant to Section 5.7(b)(xv)
            (Note Distribution Account - Class A Noteholders'
            Accelerated Principal Amount)                                           (91)            --
                                                                                        --------------
     (92)   Withdrawal pursuant to Section 5.7(b)(xvi)
            (Swap Provider - Amounts Due with Respect
             to Transaction II)                                                     (92)            --
                                                                                        --------------
     (93)   Withdrawal pursuant to Section 5.7(b)(xvii)
            (Note Distribution Account - Class B Noteholders'
             Principal)                                                             (93)    210,745.78
                                                                                        --------------

     (94)   Total Withdrawals                                                       (94)    229,153.07
                                                                                        --------------
                                                                                                         (95)     229,153.07
                                                                                                             ---------------

            END OF PERIOD SPREAD ACCOUNT BALANCE                                                         (96)  22,525,855.61
                                                                                                             ---------------

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (97)  Aggregate Principal Balance                                             (97) 730,700,590.19
                                                                                        ---------------
      (98)  End of Period Class A Note Balance                                      (98) 635,709,513.47
                                                                                        ---------------
      (99)  Line 97 less Line 98                                                    (99)  94,991,076.72
                                                                                        ---------------
     (100)  OC Level (Line 99 / Line 97)                                           (100)          13.00%
                                                                                        ---------------
     (101)  Ending Spread Balance as of a percentage of
            Aggregate Principal Balance (Line 96 / Line 97)                        (101)           3.08%
                                                                                        ---------------
     (102)  OC Percentage (Line 100 + Line 101)                                                          (102)          16.08%
                                                                                                              ---------------

IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

     (103)  Beginning of Period Class B Noteholder Balance                                               (103)  33,378,934.23
     (104)  Funds Available to the Class B Noteholder                                                    (104)   7,764,780.91
     (105)  Remaining Balance to the Certificateholder                                                   (105)             --


        For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:          (S)/Mike Wilhelms
Name:        Mike Wilhelms
Title:       Sr. VP & Chief Financial Officer
Date:        5-Feb-2004

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

-----------------------------------------------
COLLECTION PERIOD BEGINNING:        01/01/2004        Original Pool Balance                                    $ 1,001,149,138.34
COLLECTION PERIOD ENDING:           01/31/2004
PREV. DISTRIBUTION/CLOSE DATE:      01/12/2004        Beginning of Period Pool Balance                             757,886,712.84
DISTRIBUTION DATE:                  02/12/2004        Principal Reduction during preceding Collection Period        27,186,122.65
DAYS OF INTEREST FOR PERIOD:                31        End of Period Pool Balance                               $   730,700,590.19
DAYS IN COLLECTION PERIOD:                  31
MONTHS SEASONED:                            11
-----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I.    COLLECTION PERIOD NOTE BALANCE CALCULATION:       CLASS A-1           CLASS A-2-A       CLASS A-2-B       CLASS A-3
-------------------------------------------------------------------------------------------------------------------------------
    (1)  Original Note Balance                     (1)  $200,000,000.00   $177,000,000.00   $100,000,000.00   $228,000,000.00
                                                      -------------------------------------------------------------------------

    (2)  Beginning of Period Note Balance          (2)             0.00    144,003,519.53     81,357,920.64    228,000,000.00

    (3)  Note Principal Payments                   (3)             0.00     15,113,325.01      8,538,601.70              0.00

    (4)  Preliminary End of period Note Balance    (4)             0.00    128,890,194.52     72,819,318.94    228,000,000.00
                                                      -------------------------------------------------------------------------

    (5)  Policy Claim Amount                       (5)             0.00              0.00              0.00              0.00

    (6)  End of period Note Balance                (6)             0.00    128,890,194.52     72,819,318.94    228,000,000.00
                                                      =========================================================================

    (7)  Note Pool Factors  (6) / (1)              (7)        0.0000000%       72.8193189%       72.8193189%      100.0000000%
                                                       ========================================================================
-------------------------------------------------------------------------------------------------------
I.    COLLECTION PERIOD NOTE BALANCE CALCULATION:    CLASS A-4         CLASS B           TOTAL
-------------------------------------------------------------------------------------------------------
    (1)  Original Note Balance                     $206,000,000.00  $90,149,138.00  $1,001,149,138.00
                                                   ----------------------------------------------------

    (2)  Beginning of Period Note Balance           206,000,000.00   33,378,934.23     692,740,374.40

    (3)  Note Principal Payments                              0.00    7,764,780.91      31,416,707.61

    (4)  Preliminary End of period Note Balance     206,000,000.00   25,614,153.32     661,323,666.79
                                                   ----------------------------------------------------

    (5)  Policy Claim Amount                                  0.00            0.00               0.00

    (6)  End of period Note Balance                 206,000,000.00   25,614,153.32     661,323,666.79
                                                   ====================================================

    (7)  Note Pool Factors  (6) / (1)                  100.0000000%     28.4130873%        66.0564587%
                                                   ====================================================


-----------------------------------------------------------------------------------------------------------------------
II.   NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT  CLASS A-1     LASS A-2-A   CLASS A-2-B   CLASS A-3   CLASS A-4
-----------------------------------------------------------------------------------------------------------------------
    (8)  Note Interest Payments                        (8)   0.00    190,804.66      84,069.85  255,233.33   260,761.67
    (9)  Interest Carryover Amount                     (9)   0.00          0.00           0.00        0.00         0.00

-------------------------------------------------------------------------------
II.   NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT   CLASS B       TOTAL
-------------------------------------------------------------------------------
    (8)  Note Interest Payments                        222,526.23  1,013,395.74
    (9)  Interest Carryover Amount                           0.00          0.00


-----------------------------------------------------------------------------------------------------------------------
III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE      CLASS A-1    CLASS A-2-A   CLASS A-2-B   CLASS A-3    CLASS A-4
-----------------------------------------------------------------------------------------------------------------------
    (10) Principal Distribution                        (10)  0.00         85.39          85.39        0.00         0.00
    (11) Interest Distribution                         (11)  1.08          1.33           1.03        1.12         1.27
                                                             ----         -----          -----        ----         ----
    (12) Total Distribution  (10) + (11)               (12)  1.08         86.71          86.42        1.12         1.27
-------------------------------------------------------------------------------
III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE        CLASS B      TOTAL
-------------------------------------------------------------------------------
    (10) Principal Distribution                             86.13        256.90
    (11) Interest Distribution                               6.67         12.49
                                                            -----        ------
    (12) Total Distribution  (10) + (11)                    92.80        269.39


IV.   SERVICING FEE PAID TO THE SERVICER

    (13) Base Servicing Fee Paid for the Prior Collection Period                                             $ 1,421,037.59
    (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                         481,267.86
                                                                                                             --------------
    (15) Total Fees Paid to the Servicer                                                                     $ 1,902,305.45

V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                                CUMULATIVE             MONTHLY
                                                                                                ----------------------------------
    (16)      Original Number of Receivables                                             (16)     65,308
                                                                                                ----------------------------------
    (17)      Beginning of period number of Receivables                                  (17)     55,366                55,366
    (18)      Number of Subsequent Receivables Purchased                                 (18)          0                     0
    (19)      Number of Receivables becoming Liquidated Receivables during period        (19)      3,940                   513
    (20)      Number of Receivables becoming Purchased Receivables during period         (20)          0                     0
    (21)      Number of Receivables paid off during period                               (21)      7,247                   732
                                                                                                ----------------------------------
    (22)      End of period number of Receivables                                        (22)     54,121                54,121
                                                                                                ----------------------------------

VI.   STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                          ---------------------------------------
                                                                                            ORIGINAL   PREV. MONTH    CURRENT
                                                                                          ---------------------------------------
    (23)      Weighted Average APR of the Receivables                              (23)        17.64%        17.60%       17.60%
    (24)      Weighted Average Remaining Term of the Receivables                   (24)         58.8          49.6         48.6
    (25)      Weighted Average Original Term of Receivables                        (25)         65.7          65.8         65.8
    (26)      Average Receivable Balance                                           (26)      $15,330       $13,689      $13,501
    (27)      Aggregate Realized Losses                                            (27)           $0    $5,081,446   $4,897,927
                                                                                          ---------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

                                                                      -------------------------------------------------------
              Receivables with Scheduled Payment delinquent            UNITS               DOLLARS                PERCENTAGE
                                                                      -------------------------------------------------------
    (28)      31-60 days                                         (28)  3,293             $45,792,332                6.27%
    (29)      61-90 days                                         (29)  1,088              14,687,088                2.01%
    (30)      over 90 days                                       (30)    824              11,080,959                1.52%
                                                                      -------------------------------------------------------
    (31)      Receivables with Scheduled Payment
              delinquent more than 30 days at end of period      (31)  5,205             $71,560,379                9.79%
                                                                      -------------------------------------------------------

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

    (32)      Total Net Liquidation Losses for the preceding Collection Period                             (32)   4,897,926.78
    (33)      Beginning of Period Pool Balance                                                             (33) 757,886,712.84
    (34)      Net Loss Rate                                                                                (34)          0.65%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

    (35)      Aggregate Principal Balance of Receivables extended during the
              preceding collection period                                                                  (35)  16,720,611.32
    (36)      Beginning of Period Pool Balance                                                             (36) 757,886,712.84
    (37)      Monthly Extension Rate                                                                       (37)          2.21%

X.    PERFORMANCE TESTS:

      DELINQUENCY RATE

      (38)     Receivables with Scheduled Payment delinquent > 60 days at end
               of preceding collection period ( 29 + 30 )                           (38)  $ 25,768,046.99
                                                                                        -----------------

      (39)     End of period Principal Balance                                      (39)   730,700,590.19
                                                                                        -----------------
      (40)     Delinquency Ratio (38) divided by (39)                                                      (40)           3.53%
                                                                                                               ---------------
      (41)     Delinquency Rate Trigger Level for the Preceding
               Collection Period                                                                           (41)           8.25%
                                                                                                               ---------------

      (42)     Preceding Collection Period Delinquency Rate Compliance                                     (42)     PASS
                                                                                                               ---------------

      CUMULATIVE NET LOSS RATIO

      (43)     Cumulative Net Losses incurred prior to the Preceding
               Collection Period                                                    (43)    30,907,800.44
                                                                                        -----------------
      (44)     Net Loss incurred in Preceding Collection Period                     (44)     4,897,926.78
                                                                                        -----------------
      (45)     Cumulative Net Losses                                                (45)    35,805,727.22
                                                                                        -----------------
      (46)     Original Pool Balance                                                (46)$1,001,149,138.34
                                                                                        -----------------

      (47)     Cumulative Net Loss Ratio ((45) / (46))                                                     (47)           3.58%
                                                                                                               ---------------

      (48)     Cumulative Net Loss Rate Trigger Level for the Preceding
               Collection Period                                                                           (48)           6.24%
                                                                                                               ---------------

      (49)     Preceding Collection Period Cumulative Net Loss Rate Compliance                             (49)     PASS
                                                                                                               ---------------

      AVERAGE MONTHLY EXTENSION RATE

      (50)     Principal Balance of Receivables extended during preceding
               Collection Period                                                    (50)             2.21%
                                                                                        -----------------
      (51)     Principal Balance of Receivables extended during the Second
               Preceding Collection Period                                          (51)             2.36%
                                                                                        -----------------
      (52)     Principal Balance of Receivables extended during the Third
               Preceding Collection Period                                          (52)             2.25%
                                                                                        -----------------

      (53)     Average Monthly Extension Rate ((50) +(51) +(52)) / 3                                       (53)           2.27%
                                                                                                               ---------------

      (54)     Average Monthly Extension Rate Compliance (Extension Rate
               Maximum = 4%)                                                                               (54)     PASS
                                                                                                               ---------------




         For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:          (S)/Mike Wilhelms
Name:        Mike Wilhelms
Title:       Sr. VP & Chief Financial Officer
Date:        5-Feb-2004


                                       5